UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04627

Name of Registrant:	Vanguard Convertible Securities Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period: December 1, 2017—November 30, 2018

Item 1: Reports to Shareholders

Annual Report | November 30, 2018

Vanguard Convertible Securities Fund

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our CEO	1

Your Fund's Performance at a Glance	2

Advisor's Report	3

About Your Fund's Expenses	7

Performance Summary	9

Financial Statements	11

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our CEO

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I've found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don't usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market's turbulence and uncertainty.

It's important to be prepared for that turbulence, whenever it appears. Don't panic. Don't chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there's turmoil.

Whether you're a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

President and Chief Executive Officer

December 18, 2018

1

Your Fund's Performance at a Glance

•   Vanguard Convertible Securities Fund offers investors exposure to corporate bonds and preferred stocks that can be exchanged for common stocks at a predetermined price.

•   For the 12 months ended November 30, 2018, the fund returned 0.04%, trailing its composite benchmark by more than 3 percentage points.

•   The fund's limited exposure to higher-risk preferred stocks, compared with its benchmark, weighed on relative performance.

•   The fund invests primarily in U.S. convertibles, with approximately a third of its assets in international securities.

•   In late December, after the period covered by this report, the fund's board of trustees voted to liquidate the fund on or about March 19, 2019. On the liquidation date, the fund's remaining assets will be sold and the proceeds distributed to any remaining shareholders.

Market Barometer

	Average Annual Total Returns Periods Ended November 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	5.92%	11.94%	10.89%
Russell 2000 Index (Small-caps)	0.57	10.08	7.50
Russell 3000 Index (Broad U.S. market)	5.53	11.80	10.62
FTSE All-World ex US Index (International)	-7.98	5.59	2.17

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.34%	1.33%	2.03%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	1.13	2.13	3.52
FTSE Three-Month U.S. Treasury Bill Index	1.76	0.92	0.55

CPI
Consumer Price Index	2.18%	2.02%	1.58%

2

Advisor's Report

The investment strategy of Vanguard Convertible Securities Fund is to create a highly diversified global portfolio of convertible securities that will participate significantly when equity markets rise and provide downside protection in weaker markets.

The fund focuses on "balanced" convertibles—securities that have a reasonable yield and stable credit quality, along with good call protection and low to moderate conversion premiums. We believe these securities have a favorable balance of upside potential to downside risk. This approach leads to an emphasis on convertible bonds with a relatively near-term maturity or put date and to an underweight to riskier convertible preferred shares.

Importantly, the fund does not invest in common stocks or nonconvertible debt. The fund does not attempt to market-time and therefore is usually fully invested, holding only a small amount of cash for potential investments. With careful security selection, we believe that a portfolio of attractive convertible securities can produce equity-type returns with lower volatility and lower structural risk over full market cycles.

The fund returned 0.04% for the 12 months ended November 30, 2018, underperforming the 3.22% return of its blended benchmark (70% ICE BofAML All US Convertibles Index and 30% ICE BofAML Global 300 Convertibles ex-US Index [hedged]). Our relative performance suffered from our lack of exposure to highly equity-sensitive technology positions (which lack downside protection) combined with lackluster returns from technology-related holdings.

The investment environment

Global equity markets were up 0.68% (as measured by the MSCI World Index) during the review period, with notable differences in performance between U.S. and international markets. U.S. equity markets were buoyant through the first ten months of the period. Solid second-quarter earnings results, upbeat corporate outlooks, and improving U.S. economic growth lifted stocks in the review period. In the third quarter alone, the Standard and Poor's 500 Index was up over 7% and overall sentiment remained positive, with the CBOE Volatility Index (VIX Index) at just over 12 as of September 30.

Outside the U.S., after a flat performance in the first half of 2018, equity markets rose 1.35% (as measured by the MSCI EAFE Index) during the third quarter. Markets were volatile primarily because of rapid developments in global trade issues.

Most regions generated positive returns as investors viewed the trade risks as being adequately reflected in stock valuations. Japanese stocks were the best performers for two reasons: (1) a weaker Japanese yen versus the U.S. dollar, which should lead to higher earnings for Japanese exporting companies; and (2) political and economic policy continuity with the reelection of Shinzo Abe as his party's leader. This puts him on track to become Japan's longest-serving prime

3

minister. Equities in Asia ex-Japan continued to lag as investors remained concerned about the fallout from worsening U.S.-China trade relations, which could hurt consumer and business confidence in the region.

A dramatic shift in sentiment occurred at the beginning of the fourth quarter, with global stocks falling 6.22% (as measured by the MSCI World Index) from October through November, their second meaningful correction of the year. Investors faced a multitude of concerns that spanned the globe. The sell-off in October was broad- based, and no region was immune to the negative sentiment.

In the U.S., the S&P 500 Index fell 4.93% from October through November, triggered by concerns about the Federal Reserve reducing its balance sheet and the rise of long-term interest rates. The yield on 10-year U.S. Treasuries rose as high as 3.3%. Japanese stocks began the two months at their highest level since November 1991 but ended down more than 8%. Asia ex-Japan was particularly weak (with the Hang Seng down more than 4%) after China's third-quarter GDP came in at 6.5% (versus a 6.6% consensus), renewing fears of a trade war-induced economic slowdown. Europe's EuroStoxx 50 Index ended down approximately 7% as investors focused on Italy's fiscal situation.

For the first nine months of 2018, global new issuance totaled $76 billion, similar to last year's pace. With over $46 billion in issuance since the beginning of the year, the U.S. new-issue market is projected to raise over $60 billion in 2018. This would be the highest amount raised in over ten years.

The appeal for issuers of convertible financing lies in three factors: higher interest rates, higher equity prices, and more robust economic activity.

Higher interest rates, as we have discussed in previous reports, have created a more compelling environment for convertible financing versus high-yield and bank-loan financing. In the first nine months of 2018, non-U.S. convertible bond issuance was a respectable $30 billion. The volume was $6 billion in the seasonally slow third quarter. Issuance was well-diversified by region and sector and included a healthy number of first-time issuers. In contrast to recent years, non-investment-grade corporates originated the most placements.

Our process continues to focus on companies in our universe with strong credit fundamentals combined with favorable equity valuations and prospects for appreciation. We then construct a portfolio of balanced convertibles that should capture most of a stock market rise, while meaningfully constraining losses when the market declines. Properly executed, this approach should generate equity-type returns with much lower volatility over full market cycles.

4

Successes

The portfolio benefited from our holdings in the consumer staples and utilities sectors. The top relative contributors to the fund's performance were convertibles from Herbalife, in consumer staples, and NRG Energy, in utilities.

Shortfalls

Security selection in information technology and health care detracted most from the fund's performance. The chief relative detractors were II-VI, in information technology, and Molina Healthcare, which is included in the index but was not held by the fund.

The fund's positioning

We remain fully invested in a highly diversified, well-balanced portfolio of convertible securities. At the end of the period, the fund's investments were 68% in the U.S. and 32% outside the U.S. The fund had an attractive current yield of 1.6% and an average credit quality of Ba2/BB. The business operations of almost all the issuers are performing in line with or better than expectations and, importantly, are fundamentally sound credits.

Andrew Watts, CFA, Managing Director

Stu Spangler, CFA, Managing Director

Jean-Pierre Latrille, Managing Director

Abe Ofer, Managing Director

Petar Raketic, CFA, Managing Director

Oaktree Capital Management, L.P.

December 13, 2018

5

Major Portfolio Changes

12 Months Ended November 30, 2018

Additions	Comments
Tesla	Balanced convertible with strong equity catalysts.
1.250% convertible note due 03/01/2021
2.375% convertible note due 03/15/2022
Akamai Technologies	Balanced convertible with good risk/reward.
0.000% convertible note due 02/15/2019
0.125% convertible note due 05/01/2025
Herbalife Nutrition	Balanced convertible with attractive valuation.
2.000% convertible note due 08/15/2019
2.625% convertible note due 03/15/2024
Biomarin Pharmaceutical	Balanced issues with strong equity story.
0.750% convertible note due 10/15/2018
1.500% convertible note due 10/15/2020
0.599% convertible note due 08/01/2024
Booking Holdings (formerly Priceline)	Undervalued security with strong equity upside.
0.900% convertible note due 09/15/2021

Reductions	Comments
Tesla	Rotated into more balanced names.
1.250% convertible note due 03/01/2021
2.375% convertible note due 03/15/2022
Herbalife Nutrition	Took profits and rotated into more balanced names.
2.000% convertible note due 08/15/2019
2.625% convertible note due 03/15/2024
Akamai Technologies	Rotated into more balanced names.
0.000% convertible note due 02/15/2019
0.125% convertible note due 05/01/2025
II-VI	Rotated into names with more balanced convertible profile.
0.250% convertible note due 09/01/2022
Microchip Technology	Rotated into more balanced names.
1.625% convertible note due 02/15/2027

6

About Your Fund's Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund's costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund's current prospectus.

7

Six Months Ended November 30, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	5/31/2018	11/30/2018	Period
Based on Actual Fund Return	$1,000.00	$976.87	$1.64
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.41	1.67

The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.33%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

8

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2008, Through November 30, 2018

Initial Investment of $10,000

		Average Annual Total Returns Periods Ended November 30, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Convertible Securities Fund	0.04%	3.52%	10.28%	$26,612
	Convertibles Composite Index	3.22	6.47	12.43	32,273
____	Dow Jones U.S. Total Stock Market Float Adjusted Index	5.50	10.56	14.53	38,847

Convertibles Composite Index: CS First Boston Convertible Securities Index through November 30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% ICE BofAML All US Convertibles Index and 30% ICE BofAML Global 300 Convertibles ex-US Index (hedged) thereafter.

Average Annual Total Returns: Periods Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities Fund	6/17/1986	7.33%	5.04%	3.06%	5.23%	8.29%

See Financial Highlights for dividend and capital gains information.

9

Convertible Securities Fund

Sector Diversification

As of November 30, 2018

Communication Services	7.3%
Consumer Discretionary	9.1
Consumer Staples	2.7
Energy	5.0
Financials	5.1
Health Care	17.5
Industrials	11.1
Information Technology	20.1
Materials	5.7
Real Estate	7.7
Utilities	8.7

The table reflects the fund's market exposure. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard ("GICS”), except for the "Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard ("GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI”) and Standard and Poor's, a division of McGraw-Hill Companies, Inc. ("S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10

Convertible Securities Fund

Financial Statements

Statement of Net Assets

As of November 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund's semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund's Forms N-Q on the SEC's website at sec.gov.

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date	Currency	(000)	($000)
Convertible Bonds (79.1%)
Communication Services (6.4%)
	CyberAgent Inc. Cvt.	0.000%	2/17/23	JPY	170,000	1,670
	CyberAgent Inc. Cvt.	0.000%	2/19/25	JPY	240,000	2,419
[1]	Gannett Co. Inc. Cvt.	4.750%	4/15/24	USD	4,675	4,925
[1]	GCI Liberty Inc. Cvt.	1.750%	9/30/46	USD	8,055	8,488
[1]	IAC FinanceCo Inc. Cvt.	0.875%	10/1/22	USD	1,936	2,508
	Inmarsat plc Cvt.	3.875%	9/9/23	USD	3,000	3,236
	Kakao Corp. Cvt.	0.000%	5/11/21	KRW	5,400,000	5,060
	Liberty Media Corp-Liberty
	Formula One Cvt.	1.000%	1/30/23	USD	6,180	6,321
[1]	Liberty Media Corp. Cvt.	2.125%	3/31/48	USD	5,660	5,423
[1]	Liberty Media Corp. Cvt.	2.250%	12/1/48	USD	4,090	4,235
[1]	Live Nation Entertainment Inc. Cvt.	2.500%	3/15/23	USD	6,050	6,459
	Pandora Media Inc. Cvt.	1.750%	12/1/20	USD	2,080	1,983
[1]	Twitter Inc. Cvt.	0.250%	6/15/24	USD	9,685	8,728
						61,455
Consumer Discretionary (7.9%)
	Booking Holdings, Inc. Cvt.	0.900%	9/15/21	USD	9,173	10,541
[1]	Chegg Inc. Cvt.	0.250%	5/15/23	USD	2,485	2,964
	EDION Corp. Cvt.	0.000%	6/19/25	JPY	230,000	2,281
[1]	Etsy Inc. Cvt.	0.000%	3/1/23	USD	1,460	2,326
	Harvest International Co. Cvt.	0.000%	11/21/22	HKD	35,000	4,184
	KB Home Cvt.	1.375%	2/1/19	USD	4,752	4,722
	Kyoritsu Maintenance Co. Ltd. Cvt.	0.000%	3/31/21	JPY	200,000	1,958
[1]	Liberty Expedia Holdings Inc. Cvt.	1.000%	6/30/47	USD	6,525	6,307
	Lotte Shopping Co. Ltd. Cvt.	0.000%	4/4/23	KRW	6,200,000	5,175
	LVMH Moet Hennessy Louis Vuitton
	SE Cvt.	0.000%	2/16/21	USD	2,087	2,598
	NHK Spring Co. Ltd. Cvt.	0.000%	9/20/19	USD	3,100	3,065
	SEB SA Regs Cvt.	0.000%	11/17/21	EUR	3,638	4,258
	Sony Corp. Cvt.	0.000%	9/30/22	JPY	669,000	7,635
	Tesla Inc. Cvt.	1.250%	3/1/21	USD	9,070	10,385
	Tesla Inc. Cvt.	2.375%	3/15/22	USD	2,895	3,581
	Zhongsheng Group Holdings Ltd. Cvt.	0.000%	5/23/23	HKD	38,000	4,511
						76,491

11

Convertible Securities Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date	Currency	(000)	($000)
Consumer Staples (2.3%)
	Carrefour SA Cvt.	0.000%	3/27/24	USD	4,800	4,342
	Corp Economica Delta SA Cvt.	1.000%	12/1/23	EUR	2,900	3,186
[1]	Herbalife Ltd. Cvt.	2.625%	3/15/24	USD	9,510	10,403
	Orpar SA Cvt.	0.000%	6/20/24	EUR	3,600	4,231
						22,162
Energy (4.3%)
	Borr Drilling Ltd. Cvt.	3.875%	5/23/23	USD	4,000	3,557
	BP Capital Markets plc Cvt.	1.000%	4/28/23	GBP	1,300	2,063
	BW Group Ltd. Cvt.	1.750%	9/10/19	USD	3,600	3,494
[1]	Cheniere Energy Inc. Cvt.	0.000%	5/28/21	USD	5,710	5,851
	Cheniere Energy Inc. Cvt.	4.250%	3/15/45	USD	2,283	1,704
	Chesapeake Energy Corp. Cvt.	5.500%	9/15/26	USD	3,035	2,627
	Ensco Jersey Finance Ltd. Cvt.	3.000%	1/31/24	USD	2,825	2,227
	Golar LNG Ltd. Cvt.	2.750%	2/15/22	USD	11,923	12,077
	Green Plains Inc. Cvt.	4.125%	9/1/22	USD	2,650	2,457
	TOTAL SA Cvt.	0.500%	12/2/22	USD	5,200	5,460
						41,517
Financials (4.2%)
	Apollo Commercial Real Estate
	Finance Inc. Cvt.	4.750%	8/23/22	USD	7,139	6,915
	Archer Obligations SA Cvt.	0.000%	3/31/23	EUR	2,400	3,126
	Blackstone Mortgage Trust Inc. Cvt.	4.375%	5/5/22	USD	10,510	10,503
	BofA Finance LLC Cvt.	0.250%	5/1/23	USD	2,690	2,471
	JPMorgan Chase Bank NA Cvt.	0.000%	12/30/20	USD	2,800	2,969
[1]	JPMorgan Chase Financial Co. LLC Cvt.	0.250%	5/1/23	USD	4,515	4,244
	PRA Group Inc. Cvt.	3.500%	6/1/23	USD	3,000	2,782
	Redwood Trust Inc. Cvt.	5.625%	7/15/24	USD	7,105	6,960
						39,970
Health Care (14.0%)
	Allscripts Healthcare Solutions Inc. Cvt.	1.250%	7/1/20	USD	5,060	4,886
	BioMarin Pharmaceutical Inc. Cvt.	0.599%	8/1/24	USD	2,975	3,125
	BioMarin Pharmaceutical Inc. Cvt.	1.500%	10/15/20	USD	4,975	5,969
[1]	DexCom Inc. Cvt.	0.750%	12/1/23	USD	1,945	2,026
	Exact Sciences Corp. Cvt.	1.000%	1/15/25	USD	5,557	6,804
	GN Store Nord A/S Cvt.	0.000%	5/31/22	EUR	1,400	1,715
	Horizon Pharma Investment Ltd. Cvt.	2.500%	3/15/22	USD	9,955	9,909
	Illumina Inc. Cvt.	0.000%	6/15/19	USD	6,865	9,223
[1]	Illumina Inc. Cvt.	0.000%	8/15/23	USD	3,210	3,437
	Innoviva Inc. Cvt.	2.125%	1/15/23	USD	7,550	8,339
	Intercept Pharmaceuticals Inc. Cvt.	3.250%	7/1/23	USD	4,900	4,691
	Ionis Pharmaceuticals Inc. Cvt.	1.000%	11/15/21	USD	10,335	11,438
	Jazz Investments I Ltd. Cvt.	1.875%	8/15/21	USD	4,868	5,017
	Korian SA Cvt.	2.500%	Perpetual	EUR	2,979	3,532
[1]	Ligand Pharmaceuticals Inc. Cvt.	0.750%	5/15/23	USD	7,060	6,565
	Medipal Holdings Corp. Cvt.	0.000%	10/7/22	JPY	140,000	1,502
	NuVasive Inc. Cvt.	2.250%	3/15/21	USD	5,580	6,606
	Pacira Pharmaceuticals Inc. Cvt.	2.375%	4/1/22	USD	5,150	5,384
	PTC Therapeutics Inc. Cvt.	3.000%	8/15/22	USD	1,575	1,585
	QIAGEN NV Cvt.	0.500%	9/13/23	USD	2,600	2,731
	Retrophin Inc. Cvt.	2.500%	9/15/25	USD	3,450	3,179
[1]	Supernus Pharmaceuticals Inc. Cvt.	0.625%	4/1/23	USD	1,800	1,950
	Teva Pharmaceutical Finance Co. LLC Cvt.	0.250%	2/1/26	USD	11,635	10,737

12

Convertible Securities Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date	Currency	(000)	($000)
	Toho Holdings Co. Ltd. Cvt.	0.000%	6/23/23	JPY	430,000	4,041
[1]	Wright Medical Group Inc. Cvt.	1.625%	6/15/23	USD	10,228	10,576
						134,967
Industrials (9.5%)
	Airbus Group SE Cvt.	0.000%	6/14/21	EUR	2,100	2,707
	Airbus SE Cvt.	0.000%	7/1/22	EUR	2,000	2,694
	ANA Holdings Inc. Cvt.	0.000%	9/19/24	JPY	420,000	3,792
	Brenntag Finance BV Cvt.	1.875%	12/2/22	USD	5,500	5,202
	China Conch Venture Holdings International Ltd. Cvt.	0.000%	9/5/23	HKD	31,000	3,868
	China Railway Construction Corp. Ltd. Cvt.	0.000%	1/29/21	USD	3,750	4,128
	DP World Ltd. Cvt.	1.750%	6/19/24	USD	4,600	4,382
	Echo Global Logistics Inc. Cvt.	2.500%	5/1/20	USD	3,255	3,241
	Elis SA Cvt.	0.000%	10/6/23	EUR	1,769	1,937
[1]	FTI Consulting Inc. Cvt.	2.000%	8/15/23	USD	10,649	10,188
	Huron Consulting Group Inc. Cvt.	1.250%	10/1/19	USD	1,940	1,919
	Kandenko Co. Ltd. Cvt.	0.000%	3/31/21	JPY	140,000	1,392
[1]	KBR Inc. Cvt.	2.500%	11/1/23	USD	3,005	2,900
	Larsen & Toubro Ltd. Cvt.	0.675%	10/22/19	USD	2,214	2,221
	Macquarie Infrastructure Corp. Cvt.	2.875%	7/15/19	USD	6,782	6,729
	Minebea Mitsumi Inc. Cvt.	0.000%	8/3/22	JPY	290,000	3,013
	Nagoya Railroad Co. Ltd. Cvt.	0.000%	12/11/24	JPY	540,000	5,314
	Park24 Co. Ltd. Cvt.	0.000%	10/29/25	JPY	240,000	2,184
	Safran SA Cvt.	0.000%	6/21/23	EUR	1,961	2,364
	Seven Group Holdings Ltd. Cvt.	2.200%	3/5/25	AUD	5,500	3,738
	Shanghai Port Group BVI Holding Co. Ltd. Cvt.	0.000%	8/9/22	USD	5,469	5,586
	Shimizu Corp. Cvt.	0.000%	10/16/20	JPY	460,000	4,152
	Vinci SA Cvt.	0.375%	2/16/22	USD	4,800	5,030
	Vinpearl JSC Cvt.	3.500%	6/14/23	USD	3,000	3,000
						91,681
Information Technology (17.5%)
	Akamai Technologies Inc. Cvt.	0.000%	2/15/19	USD	17,730	17,570
[1]	Akamai Technologies Inc. Cvt.	0.125%	5/1/25	USD	2,135	2,034
[1]	Atlassian Inc. Cvt.	0.625%	5/1/23	USD	5,225	6,412
	Cardtronics Inc. Cvt.	1.000%	12/1/20	USD	5,035	4,882
	Citrix Systems Inc. Cvt.	0.500%	4/15/19	USD	5,142	7,728
[1]	Cree Inc. Cvt.	0.875%	9/1/23	USD	9,360	9,194
	Electronics For Imaging Inc. Cvt.	0.750%	9/1/19	USD	7,266	7,070
[1]	Envestnet Inc. Cvt.	1.750%	6/1/23	USD	2,945	3,079
[1]	FireEye Inc. Cvt.	0.875%	6/1/24	USD	3,130	3,460
[1]	Five9 Inc. Cvt.	0.125%	5/1/23	USD	3,875	4,652
	Guidewire Software Inc. Cvt.	1.250%	3/15/25	USD	3,320	3,421
	Indra Sistemas SA Cvt.	1.250%	10/7/23	EUR	1,900	2,121
	Inphi Corp. Cvt.	1.125%	12/1/20	USD	6,225	7,283
	Nuance Communications Inc. Cvt.	1.000%	12/15/35	USD	8,955	8,138
	Nuance Communications Inc. Cvt.	1.250%	4/1/25	USD	4,040	3,878
	NXP Semiconductors NV Cvt.	1.000%	12/1/19	USD	8,357	8,624
	ON Semiconductor Corp. Cvt.	1.000%	12/1/20	USD	4,865	5,796
	OSI Systems Inc. Cvt.	1.250%	9/1/22	USD	9,265	8,555
[1]	Palo Alto Networks Inc. Cvt.	0.750%	7/1/23	USD	5,355	5,109
[1]	Rapid7 Inc. Cvt.	1.250%	8/1/23	USD	1,645	1,677
[1]	RingCentral Inc. Cvt.	0.000%	3/15/23	USD	2,165	2,561

13

Convertible Securities Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date	Currency	(000)	($000)
	SCREEN Holdings Co. Ltd. Cvt.	0.000%	6/11/25	JPY	190,000	1,636
	Semiconductor Manufacturing International Corp. Cvt.	0.000%	7/7/22	USD	1,000	1,005
[1]	Splunk Inc. Cvt.	0.500%	9/15/23	USD	3,020	3,027
[1]	Splunk Inc. Cvt.	1.125%	9/15/25	USD	3,500	3,494
[1]	Square Inc. Cvt.	0.500%	5/15/23	USD	4,395	5,057
	STMicroelectronics NV Cvt.	0.250%	7/3/24	USD	4,200	4,275
[1]	Twilio Inc. Cvt.	0.250%	6/1/23	USD	1,555	2,300
	Verint Systems Inc. Cvt.	1.500%	6/1/21	USD	8,295	8,203
	Viavi Solutions Inc. Cvt.	1.000%	3/1/24	USD	1,040	1,037
	Workday Inc. Cvt.	0.250%	10/1/22	USD	9,275	11,565
[1]	Zendesk Inc. Cvt.	0.250%	3/15/23	USD	1,945	2,208
	Zhen Ding Technology Holding Ltd. Cvt.	0.000%	6/26/19	USD	1,000	1,014
						168,065
Materials (4.2%)
	Angang Steel Co. Ltd. Cvt.	0.000%	5/25/23	HKD	35,000	4,348
	Asia Cement Corp. Cvt.	0.000%	9/21/23	USD	500	507
	Glencore Funding LLC Cvt.	0.000%	3/27/25	USD	3,400	2,958
	LG Chem Ltd. Cvt.	0.000%	4/16/21	USD	3,200	3,176
	Mitsubishi Chemical Holdings Corp. Cvt.	0.000%	3/29/24	JPY	550,000	5,065
	RAG-Stiftung Cvt.	0.000%	3/16/23	EUR	4,500	5,169
	Royal Gold Inc. Cvt.	2.875%	6/15/19	USD	9,820	9,765
	Sika AG Cvt.	0.150%	6/5/25	CHF	3,080	3,144
	Teijin Ltd. Cvt.	0.000%	12/10/21	JPY	90,000	886
	Toray Industries Inc. Cvt.	0.000%	8/30/19	JPY	520,000	4,932
						39,950
Real Estate (5.1%)
	ADLER Real Estate AG Cvt.	2.500%	7/19/21	EUR	2,974	3,956
	CA Immobilien Anlagen AG Cvt.	0.750%	4/4/25	EUR	3,600	4,578
	Consus Real Estate AG Cvt.	4.000%	11/29/22	EUR	6,000	6,254
	Cromwell SPV Finance Pty Ltd. Cvt.	2.500%	3/29/25	EUR	3,000	3,322
	Deutsche Wohnen SE Cvt.	0.600%	1/5/26	EUR	1,900	2,314
[1]	Empire State Realty LP Cvt.	2.625%	8/15/19	USD	2,669	2,662
[1]	Extra Space Storage LP Cvt.	3.125%	10/1/35	USD	9,540	10,618
	Grand City Properties SA Cvt.	0.250%	3/2/22	EUR	700	849
	IH Merger Sub LLC Cvt.	3.500%	1/15/22	USD	3,894	4,102
	Nexity SA Cvt.	0.125%	1/1/23	EUR	5,212	5,990
	Spirit Realty Capital Inc. Cvt.	2.875%	5/15/19	USD	4,211	4,179
						48,824
Utilities (3.7%)
	China Yangtze Power International BVI 1 Ltd. Cvt.	0.000%	11/9/21	USD	4,772	5,173
	Kyushu Electric Power Co. Inc. Cvt.	0.000%	3/31/22	JPY	330,000	3,067
[1]	NextEra Energy Partners LP Cvt.	1.500%	9/15/20	USD	9,447	9,282
[1]	NRG Energy Inc. Cvt.	2.750%	6/1/48	USD	10,410	11,156
	Pattern Energy Group Inc. Cvt.	4.000%	7/15/20	USD	7,180	7,097
						35,775
Total Convertible Bonds (Cost $765,089)						760,857

14

Convertible Securities Fund

				Market
		Maturity		Value•
	Coupon	Date	Shares	($000)
Convertible Preferred Stocks (8.0%)
Financials (0.3%)
Wells Fargo & Co. Pfd.	7.500%	Perpetual	2,325	2,936

Health Care (1.2%)
Becton Dickinson and Co. Pfd.	6.125%	5/1/20	181,940	11,510

Industrials (0.2%)
Fortive Corp. Pfd.	5.000%	7/1/21	1,646	1,616

Materials (0.8%)
International Flavors & Fragrances Inc. Pfd.	6.000%	9/15/21	135,300	7,601

Real Estate (1.7%)
Crown Castle International Corp. Pfd.	6.875%	8/1/20	11,013	11,918
QTS Realty Trust Inc. Pfd.	6.500%	Perpetual	40,060	4,049
				15,967
Utilities (3.8%)
Dominion Energy Inc. Pfd.	6.750%	8/15/19	201,600	9,763
DTE Energy Co. Pfd.	6.500%	10/1/19	25,200	1,379
NextEra Energy Inc. Pfd.	6.123%	9/1/19	200,210	11,985
Sempra Energy Pfd.	6.750%	7/15/21	79,050	8,039
South Jersey Industries Inc. Pfd.	7.250%	4/15/21	69,000	3,529
Vistra Energy Corp. Pfd.	7.000%	7/1/19	23,800	2,225
				36,920

Total Convertible Preferred Stocks (Cost $74,407)			76,550
Temporary Cash Investment (14.9%)
Money Market Fund (14.9%)
[2] Vanguard Market Liquidity Fund (Cost $143,824)	2.407%	1,438,197	143,820
Total Investments (102.0%) (Cost $983,320)			981,227
Other Assets and Liabilities (-2.0%)
Other Assets			11,305
Liabilities			(30,266)
			(18,961)
Net Assets (100%)
Applicable to 72,226,651 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			962,266
Net Asset Value Per Share			$13.32

15

Convertible Securities Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	837,407
Affiliated Issuers	143,820
Total Investments in Securities	981,227
Investment in Vanguard	52
Receivables for Investment Securities Sold	4,585
Receivables for Accrued Income	3,460
Receivables for Capital Shares Issued	162
Unrealized Appreciation—Forward Currency Contracts	2,919
Other Assets	127
Total Assets	992,532
Liabilities
Payables to Investment Advisor	296
Payables for Investment Securities Purchased	26,944
Payables for Capital Shares Redeemed	490
Payables to Vanguard	2,195
Unrealized Depreciation—Forward Currency Contracts	341
Total Liabilities	30,266
Net Assets	962,266

At November 30, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	878,463
Total Distributable Earnings (Loss)	83,803
Net Assets	962,266

•	See Note A in Notes to Financial Statements.

1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, the aggregate value of these securities was $198,485,000, representing 20.6% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

16

Convertible Securities Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	1/17/19	EUR	3,232	USD	3,692	(15)
UBS AG	1/17/19	CAD	4,178	USD	3,155	(6)
UBS AG	1/17/19	JPY	313,000	USD	2,791	(20)
UBS AG	1/17/19	SEK	16,376	USD	1,822	(14)
UBS AG	1/17/19	JPY	188,700	USD	1,667	3
UBS AG	1/17/19	CNH	3,875	USD	556	1
UBS AG	1/17/19	AUD	348	USD	247	7
UBS AG	1/17/19	AUD	253	USD	185	—
UBS AG	1/17/19	CHF	66	USD	67	(1)
UBS AG	1/17/19	GBP	39	USD	50	—
UBS AG	1/17/19	USD	71,190	EUR	61,013	1,784
UBS AG	1/17/19	USD	62,454	JPY	6,957,280	870
UBS AG	1/17/19	USD	17,029	HKD	133,260	(27)
UBS AG	1/17/19	USD	10,006	KRW	11,374,315	(160)
UBS AG	1/17/19	USD	4,091	AUD	5,722	(95)
UBS AG	1/17/19	USD	3,199	CAD	4,130	87
UBS AG	1/17/19	USD	3,190	CHF	3,130	40
UBS AG	1/17/19	USD	2,200	GBP	1,660	79
UBS AG	1/17/19	USD	1,849	SEK	16,332	46
UBS AG	1/17/19	USD	559	CNH	3,875	2
UBS AG	1/17/19	USD	501	TWD	15,406	(2)
UBS AG	1/17/19	USD	333	JPY	37,700	(1)
UBS AG	1/17/19	USD	76	CHF	76	—
						2,578

AUD—Australian dollar.

CAD—Canadian dollar.

CHF—Swiss franc.

CNH—Chinese yuan (offshore).

EUR—euro.

GBP—British pound.

HKD—Hong Kong dollar.

JPY—Japanese yen.

KRW—South Korean won.

SEK—Swedish krona.

TWD—Taiwanese dollar.

USD—U.S. dollar.

At November 30, 2018, a counterparty had deposited in a segregated account securities with a value of $2,442,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Convertible Securities Fund

Statement of Operations

Year Ended
November 30, 2018
($000)
Investment Income
Income
Dividends	4,991
Interest[1]	15,139
Total Income	20,130
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,881
Performance Adjustment	(2,465)
The Vanguard Group—Note C
Management and Administrative	2,116
Marketing and Distribution	139
Custodian Fees	28
Auditing Fees	42
Shareholders' Reports and Proxy	19
Trustees' Fees and Expenses	2
Total Expenses	3,762
Net Investment Income	16,368
Realized Net Gain (Loss)
Investment Securities Sold[1]	76,654
Forward Currency Contracts	4,396
Foreign Currencies	(148)
Realized Net Gain (Loss)	80,902
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(94,108)
Forward Currency Contracts	3,399
Foreign Currencies	(6)
Change in Unrealized Appreciation (Depreciation)	(90,715)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,555

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $1,496,000, ($8,000), and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Convertible Securities Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,368	29,634
Realized Net Gain (Loss)	80,902	58,640
Change in Unrealized Appreciation (Depreciation)	(90,715)	45,560
Net Increase (Decrease) in Net Assets Resulting from Operations	6,555	133,834
Distributions
Net Investment Income	(20,080)	(19,753)
Realized Capital Gain[1]	(16,965)	—
Total Distributions	(37,045)	(19,753)
Capital Share Transactions
Issued	65,175	75,249
Issued in Lieu of Cash Distributions	33,457	17,875
Redeemed	(398,043)	(411,754)
Net Increase (Decrease) from Capital Share Transactions	(299,411)	(318,630)
Total Increase (Decrease)	(329,901)	(204,549)
Net Assets
Beginning of Period	1,292,167	1,496,716
End of Period	962,266	1,292,167

1	Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Convertible Securities Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.73	$12.67	$12.67	$13.85	$14.64
Investment Operations
Net Investment Income	.200[1]	.277[1]	.259	.251	.287
Net Realized and Unrealized Gain (Loss) on Investments	(.191)	.967	.117	(.180)	.313
Total from Investment Operations	.009	1.244	.376	.071	.600
Distributions
Dividends from Net Investment Income	(.235)	(.184)	(.237)	(.241)	(.425)
Distributions from Realized Capital Gains	(.184)	—	(.139)	(1.010)	(.965)
Total Distributions	(.419)	(.184)	(.376)	(1.251)	(1.390)
Net Asset Value, End of Period	$13.32	$13.73	$12.67	$12.67	$13.85

Total Return[2]	0.04%	9.89%	3.11%	0.55%	4.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$962	$1,292	$1,497	$1,741	$2,001
Ratio of Total Expenses to Average Net Assets[3]	0.34%	0.35%	0.34%	0.38%	0.41%
Ratio of Net Investment Income to Average Net Assets	1.47%	2.10%	2.04%	1.86%	2.02%
Portfolio Turnover Rate	210%	130%	103%	95%	85%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.22%), (0.20%), (0.21%), (0.17%), and (0.15%).

See accompanying Notes, which are an integral part of the Financial Statements.

20

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund's pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund's pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3.  Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions

21

Convertible Securities Fund

whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended November 30, 2018, the fund's average investment in forward currency contracts represented 22% of net assets, based on the average of notional amounts at each quarter-end during the period.

4.  Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund's tax positions taken for all open federal income tax years (November 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund's financial statements.

5.  Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6.  Credit Facility: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund's regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund's board of trustees and included in Management and Administrative expenses on the fund's Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2018, or at any time during the period then ended.

7.  Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

22

Convertible Securities Fund

B.  Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to a composite index weighted 70% ICE BofAML All US Convertibles Index and 30% ICE BofAML Global 300 Convertibles ex-US index (hedged). For the year ended November 30, 2018, the investment advisory fee represented an effective annual basic rate of 0.35% of the fund's average net assets before a decrease of $2,465,000 (0.22%) based on performance.

C.  In accordance with the terms of a Funds' Service Agreement (the "FSA") between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard's cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund's liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2018, the fund had contributed to Vanguard capital in the amount of $52,000, representing 0.01% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund's investments as of November 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Convertible Bonds	—	760,857	—
Convertible Preferred Stocks	—	76,550	—
Temporary Cash Investments	143,820	—	—
Forward Currency Contracts—Assets	—	2,919	—
Forward Currency Contracts—Liabilities	—	(341)	—
Total	143,820	839,985	—

23

Convertible Securities Fund

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	41
Total Distributable Earnings (Loss)	(41)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; the realization of unrealized gains or losses on certain forward currency contracts; the difference in the classification of securities for tax purposes and the tax recognition of income on contingent payment debt instruments. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	24,379
Undistributed Long-Term Gains	64,478
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	(3,058)

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	984,244
Gross Unrealized Appreciation	19,950
Gross Unrealized Depreciation	(22,994)
Net Unrealized Appreciation (Depreciation)	(3,044)

F.  During the year ended November 30, 2018, the fund purchased $2,127,848,000 of investment securities and sold $2,538,236,000 of investment securities, other than temporary cash investments.

24

Convertible Securities Fund

G.  Capital shares issued and redeemed were:

	Year Ended November 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	4,770	5,714
Issued in Lieu of Cash Distributions	2,473	1,364
Redeemed	(29,137)	(31,086)
Net Increase (Decrease) in Shares Outstanding	(21,894)	(24,008)

H.  On December 21, 2018, the fund's board of trustees voted to liquidate the fund on or about March 19, 2019. On the liquidation date, the fund's remaining assets will be sold and the proceeds distributed to any remaining shareholders.

Management has determined that no other events or transactions occurred subsequent to November 30, 2018, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Convertible Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Convertible Securities Fund (the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Subsequent Event

As discussed in Note H to the financial statements, the Fund's board of trustees voted to liquidate the Fund on or about March 19, 2019.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 17, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

26

Special 2018 tax information (unaudited) for Vanguard Convertible Securities Fund

This information for the fiscal year ended November 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $16,965,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $2,431,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 10.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund's trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F.  William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children's Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1	Mr. McNabb and Mr. Buckley are considered “Interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women's Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM's Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund's current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC's website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC's website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q820 012019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended November 30, 2018: $42,000
Fiscal Year Ended November 30, 2017: $44,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2018: $9,734,277
Fiscal Year Ended November 30, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2018: $5,581,336
Fiscal Year Ended November 30, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2018: $347,985
Fiscal Year Ended November 30, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2018: $0
Fiscal Year Ended November 30, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)    (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2018: $347,985
Fiscal Year Ended November 30, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures.  The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a)         Code of Ethics.

(b)        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  January 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ MORTIMER J. BUCKLEY *

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 22, 2019

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ THOMAS J. HIGGINS*

THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 22, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.